SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): November 17, 1998
                                                          (November 17, 1998)


                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                               0-10592 14-1630287
           (Commission File Number) (IRS Employer Identification No.)

                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on November 17, 1998, declaring a quarterly cash dividend of $0.275 per share, payable January 4, 1999, to the shareholders of record at the close of business on December 11, 1998. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.                Description




                           99(a)                     Press     release     dated
                                                     November      17,     1998,
                                                     declaring a quarterly  cash
                                                     dividend   of  $0.275   per
                                                     share,  payable  January 4,
                                                     1999.

                                   SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: November 17, 1998

                                   TrustCo Bank Corp NY
                                   (Registrant)

                                   By:/s/Robert T. Cushing
                                      ---------------------
                                      Robert T. Cushing
                                      Vice President and
                                      Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.    Description                           Page
------------------     ----------------------------         ----------

         99(a)        Press release dated                     5
                      November   17,  1998   declaring  a
                      quarterly  cash  dividend of $0.275
                      per share, payable January 4, 1999.

TRUSTCO                                           Exhibit 99(a)
Bank Corp NY                                      News Release
----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


                    William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611


FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - November 17, 1998

         On November 17, 1998 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable January 4, 1999, to the shareholders of record at the close of business on December 11, 1998.

         TrustCo is a $2.5 billion bank holding company which serves the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank operates a full service Trust Department with $1.12 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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